UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2025

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class P Common Stock	KMI	NYSE
2.250% Senior Notes due 2027	KMI 27A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2025, the Board of Directors (the “Board”) of Kinder Morgan, Inc. (“KMI”) amended and restated KMI’s Bylaws, effective immediately (as so amended and restated, the “Bylaws”), to, among other things.

•revise and clarify certain procedural mechanics and informational requirements set forth in the advance notice provisions for stockholder nominations of directors, including by defining certain terms, removing the requirements that the notice from stockholders include information from persons “acting in concert therewith,” and specifying KMI’s deadline for delivering a director nominee’s questionnaire following a proper request;
•provide that any stockholder soliciting proxies from other stockholders must use a proxy card color other than white, which will be reserved for the exclusive use by the Board;
•revise certain provisions related to stockholder action, including clarifying the existing description of the default voting standard for stockholder actions (other than director elections), and confirming that, if a different voting standard is required by KMI’s certificate of incorporation, the Bylaws, the rules or regulations of any stock exchange applicable to KMI, or any law or regulation applicable to KMI or its securities, such different voting standard will govern, and providing further detail regarding the effect of abstentions on the stockholder vote required in director elections;
•remove the requirement that the Board elect the officers of KMI annually; and
•implement certain other non-substantive, technical, and conforming changes.
    The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits	Description
	3.1	Amended and Restated Bylaws of Kinder Morgan, Inc.

	104	Cover Page Interactive Data File pursuant to Rule 406 of Regulation S-T formatted in iXBRL (Inline Extensible Business Reporting Language).

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: January 28, 2025	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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